UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07657
Oppenheimer Developing Markets Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2008

Item 1. Reports to Stockholders.

August 31, 2008

Oppenheimer

Developing Markets Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

August 31, 2008 Oppenheimer Management Developing Markets Commentaries and Fund Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings
Brazil	14.2%
India	12.4
Taiwan	10.0
United States	9.1
Mexico	8.2
Turkey	6.7
Russia	5.4
South Africa	4.9
Hong Kong	4.8
China	4.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7%
Infosys Technologies Ltd.	4.4
OAO Gazprom, Sponsored ADR	3.6
Orascom Telecom Holding SAE	3.0
HSBC Holdings plc	2.6
MediaTek, Inc.	2.4
Grupo Financiero Banorte SAB de CV	2.0
PT Telekomunikasi Indonesia Tbk	2.0
Yapi ve Kredi Bankasi AS	1.8
Housing Development Finance Corp. Ltd.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
9 | OPPENHEIMER DEVELOPING MARKETS FUND

TOP HOLDINGS AND ALLOCATIONS
10 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. The backdrop for global emerging market equities was clearly challenged. The MSCI Emerging Markets Index lost 9.83% during the reporting period ending August 31, 2008. Oppenheimer Developing Markets Fund’s Class A shares (without sales charge) outperformed the benchmark by over 6%, yet still lost 3.59%. Oppenheimer Developing Markets Fund’s Class A shares (without sales charge) closed the twelve-month period in the 10th percentile (26th of 284 ranked funds) in Lipper Inc.’s Emerging Markets Funds category. The Fund’s Class A shares (without sales charge) finished within the top fifteen percent in Lipper’s Emerging Markets Funds category for the 3-year (29th out of 200), 5-year (7th out of 173) and 10-year (4th out 97) reporting periods ended August 31, 2008.1
     Petroleo Brasileiro SA (also known as “Petrobras”) has proven a strong contributor, returning approximately 72% for the Fund during the period. Our largest energy holding at the beginning of the reporting period, Petrobras has the highest growth profile amongst the major global exploration and production companies. Strong performance reflected very favorable exploration progress in Brazil’s deep offshore basin. While Petrobras continues to be a core holding for the Fund, we aggressively reduced our position given concerns with its valuation during the fiscal year.
     Other strong performers included Indonesian nickel miner Aneka Tambang (“AnTam”) and Mexican brewer Fomento Economico Mexicano SA de CV (“Femsa”). AnTam, which is one of the oldest holdings in the portfolio, was a beneficiary of high nickel prices and a surge in commodity stock prices. We exited the AnTam position completely in early 2008. The stock has declined approximately 50% since our exit.
     During the fiscal year, our two most significant detractors were amongst the largest Fund holdings: Orascom Telecom Holding SAE (“ORTE”) and OAO Gazprom (“Gazprom”). ORTE has suffered from disappointing earnings and cash flow growth in its core Algerian market and its growth geographies of Pakistan and Bangladesh. We believe the growth backdrop (related to macro volatility and inflationary pressures) in South Asian markets will recover

1.	Lipper Inc., 8/31/08. Lipper ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 8/31/08, without considering sales charges. Different share classes may have different expenses and performance characteristics. Past performance is no guarantee of future results.
11 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
as global food and fuel prices retreat and that competitive pressures will prove transient as consolidation picks up pace in these segments. We believe ORTE has amongst the most attractive geographic growth footprints amongst the larger multinational wireless operators. And we believe the management of ORTE is amongst the best capital allocators in the industry. This is a very undervalued set of assets, which will eventually return to the radar screens of the fashion sensitive. We continue to add to our position.
     Gazprom was hit by a confluence of events late in the fiscal year. The fast and furious retreat out of Russian equities was coupled with an equally violent decline in energy (crude oil) prices. While we are generally less than sanguine about governance and industrial diversity in Russia, we are positive on Gazprom. Gazprom has—by all measures—one of the largest hydrocarbon asset reserves in the world and occupies a unique monopoly on gas transportation from Russia and the Central Asian republics to Europe. We anticipate a sharp improvement in group margins and returns over the next few years as price liberalization in Russia improves the economics of Gazprom’s business. And we believe Gazprom will emerge as one of the largest oil production growth stories in Russia. The price of Gazprom is entirely disconnected with fundamentals in terms of assets, earnings and cash flow. We are bullish.
     From a country perspective, China and Korea were our best performers. In both cases we maintained large underweight positions in poor performing countries. While our concern about China valuations was widely heralded (when it was less fashionable to be so meaningfully underweight), our underweight position in Korea was even more visible. We had an approximately 900 basis point underweight position on average during the fiscal year. This underweight position increased at reporting period end. We find it difficult—even at distressed price levels at present—to locate companies with the sort of economic characteristics we want structurally for the Fund. We are also wary of the cyclical complexion of Korea with the economy (and market capitalization) dominated by heavy industry, banks and capital goods.
     The benchmark’s equity returns for China fell 23.60% during the reporting period. Stock selection helped us actually eke out a positive return of 4.23% on our thinly held China portfolio during the period (approximately 4.33% of the Fund versus the 9.47% benchmark average weight).
     On the downside, our lack of exposure to some of the smaller positively performing countries detracted from relative performance. Within the benchmark’s holdings, Israel (up 11.88%) and the Czech Republic (up 30.3%) were the most obvious illustrations. From a sector perspective, financials were our best performers. Here we were buoyed by particularly strong stock selection. In addition to being underweight the Chinese financials,
12 | OPPENHEIMER DEVELOPING MARKETS FUND

which performed particularly poorly during the year, we also made a strategic move into Turkish financials late in the fiscal year. We were able to buy high growth, quality Turkish banks at near book value ahead of the country’s strong rally in July.
     On the downside, telecommunication services was our worst performing sector. In addition to Orascom Telecom (discussed above), SK Telecom Co. and Brazilian-based Tele Norte Leste Participacoes (“Telemar”) were also detractors. In both cases, we were expecting restructurings to unlock what appeared to be considerable value in the stocks. Unfortunately, both proved frustrations. We exited SK Telecom.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Y shares, performance is measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Index is widely recognized as a measure of performance in developing markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
13 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER DEVELOPING MARKETS FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
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FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER DEVELOPING MARKETS FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
17 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
18 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
19 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
21 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES Continued
exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2008	August 31, 2008	August 31, 2008

Class A	$1,000.00	$902.20	$6.24
Class B	1,000.00	898.90	9.69
Class C	1,000.00	899.10	9.55
Class N	1,000.00	900.50	8.16
Class Y	1,000.00	903.60	4.56

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.60	6.62
Class B	1,000.00	1,014.98	10.28
Class C	1,000.00	1,015.13	10.13
Class N	1,000.00	1,016.59	8.65
Class Y	1,000.00	1,020.36	4.84
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.30%
Class B	2.02
Class C	1.99
Class N	1.70
Class Y	0.95
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2008

	Shares	Value

Common Stocks—88.6%
Consumer Discretionary—7.9%
Auto Components—0.0%
Rico Auto Industries Ltd.[1]	480,500	$199,593
Automobiles—1.5%
Ford Otomotiv Sanayi AS	2,922,632	22,548,715
Mahindra & Mahindra Ltd.	3,063,117	39,970,338
PT Astra International Tbk	35,411,500	79,995,723

		142,514,776

Distributors—1.0%
China Resources Enterprise Ltd.	35,529,000	96,478,347
Hotels, Restaurants & Leisure—0.3%
Jollibee Foods Corp.	30,392,200	28,793,656
Household Durables—1.2%
Corporacion GEO SA de CV, Series B1	8,775,900	25,689,100
Cyrela Brazil Realty SA Empreendimentos e Participacoes, GDR[2]	226,620	56,031,795
SARE Holding SA de CV, Cl. B1,3	34,880,970	27,137,464

		108,858,359

Internet & Catalog Retail—0.2%
B2W Compania Global do Varejo	559,000	19,757,049
Media—3.3%
Corporacion Interamericana de Entretenimiento SA de CV, Cl. B1	6,869,761	12,025,547
Focus Media Holding Ltd., ADR[1]	469,600	15,365,312
Grupo Televisa SA, Sponsored GDR[4]	6,324,500	146,601,910
Television Broadcasts Ltd.	13,289,000	74,493,728
Zee Entertainment Enterprises Ltd.	12,237,673	60,221,006

		308,707,503

Multiline Retail—0.4%
S.A.C.I. Falabella SA	8,802,000	34,126,526
Consumer Staples—12.8%
Beverages—3.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	4,567,238	49,350,537
Fomento Economico Mexicano SA de CV, Sponsored ADR	1,404,800	62,401,216
Fomento Economico Mexicano SA de CV, UBD	23,785,500	105,479,449
SABMiller plc	5,866,120	126,285,345

		343,516,547

Food & Staples Retailing—5.5%
BIM Birlesik Magazalar AS	1,792,185	69,593,542
Cencosud SA	43,373,419	126,461,748
Jeronimo Martins, SGPS SA	4,679,160	40,020,396
Magnit[1]	1,333,500	52,806,600
Massmart Holdings Ltd.	2,812,808	30,402,809
President Chain Store Corp.	14,890,074	43,765,191
Shinsegae Department Store Co.	78,637	39,059,086
Wal-Mart de Mexico SAB de CV, Series V	29,763,818	108,545,202

		510,654,574

Food Products—0.3%
Tiger Brands Ltd.	1,432,427	25,222,625
Household Products—0.7%
Hindustan Unilever Ltd.	12,068,700	67,410,014
F1 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Personal Products—1.7%
Amorepacific Corp.	63,344	$37,595,781
Natura Cosmeticos SA	10,261,500	119,801,439

		157,397,220

Tobacco—0.9%
Eastern Tobacco Co.	448,566	24,537,186
ITC Ltd.	8,619,025	36,901,239
PT Gudang Garam Tbk	31,327,700	22,008,686

		83,447,111

Energy—9.2%
Energy Equipment & Services—1.0%
Technip SA4	330,444	27,135,242
Tenaris SA, ADR[4]	676,300	36,986,847
TMK OAO, GDR[2]	1,190,100	31,537,650

		95,659,739

Oil, Gas & Consumable Fuels—8.2%
China Petroleum & Chemical Corp.	127,422,000	123,727,846
China Shenhua Energy Co. Ltd.	18,032,000	61,739,016
DNO International ASA[1]	25,059,544	40,278,366
LUKOIL, Sponsored ADR[4]	1,100,900	81,503,629
NovaTek OAO, Sponsored GDR[2]	144,500	10,361,229
OAO Gazprom, Sponsored ADR	8,715,200	338,866,324
Petroleo Brasileiro SA, ADR	1,954,782	103,095,203

		759,571,613

Financials—20.5%
Commercial Banks—12.7%
Banco Santander Chile SA	1,159,936,767	49,044,230
Commercial International Bank	7,459,325	64,393,057
Commercial International Bank, Sponsored GDR[2]	320,693	2,838,279
Grupo Financiero Banorte SAB de CV	46,272,600	185,400,902
HDFC Bank Ltd., ADR[4]	1,762,958	159,530,069
HSBC Holdings plc	15,300,333	240,789,101
ICICI Bank Ltd., Sponsored ADR[4]	613,800	19,040,076
Kookmin Bank, Sponsored ADR[4]	474,600	26,008,080
Pusan Bank	959,822	10,664,160
Standard Bank Group Ltd.	12,268,655	143,446,437
Turkiye Garanti Bankasi AS	36,010,400	106,984,874
Yapi ve Kredi Bankasi AS1	76,913,366	170,936,093

		1,179,075,358

Consumer Finance—0.1%
Kiatnakin Bank Public Co. Ltd.	21,707,820	12,427,494
Diversified Financial Services—2.6%
BM&F BOVESPA SA	17,900,898	137,057,182
Haci Omer Sabanci Holding AS	16,699,731	70,486,793
Haci Omer Sabanci Holding AS, Sponsored ADR	17,834,250	19,171,819
Hong Kong Exchanges & Clearing Ltd.	373,000	4,829,599
Yuanta Fianancial Holding Co. Ltd.	25,076,000	14,287,639

		245,833,032

Insurance—1.4%
Aksigorta AS	5,840,186	24,935,430
Liberty Group Ltd.	2,228,783	20,413,017
Ping An Insurance Co. of China Ltd.	10,898,000	80,569,741

		125,918,188
F2 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Real Estate Management & Development—1.9%
Amoy Properties Ltd.	15,064,000	$47,737,811
IRSA Inversiones y Representaciones SA, Sponsored GDR[1]	246,700	2,249,904
Medinet Nasr for Housing & Development Co.	1,047,091	7,747,499
SM Prime Holdings, Inc.	633,311,737	110,949,347
Solidere, GDR[2]	281,095	8,432,850

		177,117,411

Thrifts & Mortgage Finance—1.8%
Housing Development Finance Corp. Ltd.	3,181,900	168,104,072
Health Care—1.0%
Health Care Providers & Services—0.2%
Diagnosticos da America	995,100	22,649,209
Life Sciences Tools & Services—0.7%
Divi’s Laboratories Ltd.	1,892,149	65,148,569
Pharmaceuticals—0.1%
Adcock Ingram Holdings Ltd.[1]	1,328,827	6,473,662
Industrials—5.2%
Aerospace & Defense—1.8%
Bharat Electronics Ltd.	1,004,723	20,984,466
Empresa Brasileira de Aeronautica SA, ADR[4]	4,247,087	144,188,604

		165,173,070

Construction & Engineering—1.3%
GS Engineering & Construction Corp.	231,642	17,856,898
Hyundai Development Co.	556,520	21,051,434
Hyundai Engineering & Construction Co. Ltd.	955,462	48,924,655
Impulsora del Desarrollo y el Empleo en America Latina SA de CV1	21,926,100	29,873,785

		117,706,772

Electrical Equipment—0.2%
Asea Brown Boveri India Ltd.	973,287	19,249,212
Industrial Conglomerates—1.0%
Enka Insaat ve Sanayi AS	38,175	341,596
Hutchison Whampoa Ltd.	8,654,000	80,410,844
Murray & Roberts Holdings Ltd.	1,287,300	17,392,556

		98,144,996

Machinery—0.2%
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares	22,880,880	21,322,852
Road & Rail—0.7%
All America Latina Logistica	5,752,900	65,611,295
Information Technology—18.3%
Electronic Equipment & Instruments—1.6%
Hon Hai Precision Industry Co. Ltd.[1]	20,676,840	103,886,507
Synnex Technology International Corp.	22,776,206	43,943,468

		147,829,975

Internet Software & Services—2.3%
SINA Corp.[1,3,4]	3,650,200	155,644,528
Sohu.com, Inc.[1,4]	94,282	7,099,435
Tencent Holdings Ltd.	6,378,000	54,314,577

		217,058,540
IT Services—6.1%
HCL Technologies Ltd.	6,301,286	33,172,879
Infosys Technologies Ltd.	10,362,404	409,631,383
Tata Consultancy Services Ltd.	5,670,155	103,844,769
Travelsky Technology Ltd., Cl. H	29,964,000	18,236,553

		564,885,584
F3 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment—8.3%
MediaTek, Inc.	19,546,628	$224,420,925
Realtek Semiconductor Corp.[3]	23,661,960	47,834,436
Taiwan Semiconductor Manufacturing Co. Ltd.	239,072,781	442,330,037
Taiwan Semiconductor Manufacturing Co. Ltd., ADR[4]	5,245,677	50,935,524
Varitronix International Ltd.[3]	20,629,000	10,361,284

		775,882,206

Materials—2.8%
Metals & Mining—2.8%
Anglo Platinum Ltd.	910,693	115,234,165
Companhia Vale do Rio Doce, ADR[4]	2,319,400	61,580,070
Impala Platinum Holdings Ltd.	2,564,480	72,380,340
Polymetal, GDR[5]	1,559,100	9,650,829

		258,845,404

Telecommunication Services—10.9%
Diversified Telecommunication Services—2.5%
PT Telekomunikasi Indonesia Tbk	209,647,400	183,298,273
Tele Norte Leste Participacoes SA	1,905,585	47,300,595

		230,598,868

Wireless Telecommunication Services—8.4%
America Movil SAB de CV, ADR, Series L4	1,874,400	96,306,672
China Mobile Hong Kong Ltd., ADR[4]	1,194,200	67,735,024
China Unicom Ltd.	105,150,000	166,784,666
MTN Group Ltd.	3,273,194	50,197,634
Orascom Telecom Holding SAE	27,319,419	277,209,509
Turkcell Iletisim Hizmetleri AS	18,529,600	123,172,489

		781,405,994

Total Common Stocks (Cost $7,470,295,924)		8,248,777,015

Preferred Stocks—6.6%
Banco Bradesco SA, Preference	5,100,821	93,598,501
Companhia Vale do Rio Doce, Sponsored ADR[4]	5,482,300	130,314,271
Lojas Americanas SA, Preference	24,552,300	157,556,477
Net Servicos de Comunicacao SA, Preference[1]	5,401,539	62,962,725
Petroleo Brasileiro SA, Sponsored ADR	3,741,700	160,780,849
S-Oil Corp., Preference[3]	214,809	11,603,383

Total Preferred Stocks (Cost $438,362,129)		616,816,206

Principal
Amount

Non-Convertible Corporate Bonds and Notes—0.0%
Trent Ltd., 2% Sec. Debs., 7/7/10 (Cost $744,510)	32,425,500 INR	736,703

	Units

Rights, Warrants and Certificates—0.0%
Cencosud SA Rts., Strike Price $1,750, Exp. 9/20/08[1]	738,604	2,881
Trent Ltd. Wts., Strike Price 650INR, Exp. 1/7/10[1,5]	63,757	137,861

Total Rights, Warrants and Certificates (Cost $0)		140,742
F4 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Investment Company—4.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.76%[3,6] (Cost $385,207,278)	385,207,278	$385,207,278

Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $8,294,609,841)		9,251,677,944

	Principal
	Amount/
	Shares	Value

Investments Purchased with Cash Collateral from Securities Loaned—5.4% [7]
American Express Centurion, 2.526%, 2/17/09[8]	$12,000,000	$11,961,279

OFI Liquid Assets Fund, LLC, 2.62%[3,6]	485,060,725	485,060,725

Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $497,061,389)		497,022,004

Total Investments, at Value (Cost $8,791,671,230)	104.7%	9,748,699,948

Liabilities in Excess of Other Assets	(4.7)	(435,586,459)

Net Assets	100.0%	$9,313,113,489

Industry classifications are unaudited.
Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currency:
INR       Indian Rupee

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $109,201,803 or 1.17% of the Fund’s net assets as of August 31, 2008.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	August 31, 2007	Additions		Reductions		August 31, 2008

All America Latina Logistica[a]	15,875,900	—		10,123,000		5,752,900
All America Latina Logistica, GDR	1,189,000	—		1,189,000		—
Banco Latinoamericano de Exportaciones SA, Cl. E	2,745,485	—		2,745,485		—
Commercial International Bank, Sponsored GDR[a]	2,675,100	213,795	[b]	2,568,202	[b]	320,693
Commercial International Bank, Sponsored GDR	4,099,223	—		4,099,223	[b]	—
Finetec Corp.	1,676,105	—		1,676,105		—
Jeonbuk Bank	2,439,433	97,577	[b]	2,537,010		—
Medinet Nasr for Housing & Development Co.[a]	1,307,209	6,012,221	[b]	6,272,339		1,047,091
OFI Liquid Assets Fund, LLC	—	693,931,991		208,871,266		485,060,725
Oppenheimer Institutional Money Market Fund, Cl. E	556,120,958	3,179,898,367		3,350,812,047		385,207,278
Realtek Semiconductor Corp.	—	23,661,960	[b]	—		23,661,960
SARE Holding SA de CV, Cl. B	34,880,970	—		—		34,880,970
SINA Corp.	1,110,400	2,539,800		—		3,650,200
S-OIL Corp., Preference	215,948	—		1,139		214,809
TMB Bank Public Co. Ltd.	833,118,889	—		833,118,889		—
Varitronix International Ltd.	28,515,000	—		7,886,000		20,629,000
F5 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

					Realized
	Value		Income		Gain (Loss)

All America Latina Logistica[a]	$—	[c]	$831,935		$68,389,143
All America Latina Logistica, GDR	—		—		13,062,560
Banco Latinoamericano de Exportaciones SA, Cl. E	—		1,579,678		(1,238,550)
Commercial International Bank, Sponsored GDR[a]	—	[c]	—		20,574,571
Commercial International Bank, Sponsored GDR	—		—		134,454
Finetec Corp.	—		221,623		5,187,872
Jeonbuk Bank	—		108,280		836,936
Medinet Nasr for Housing & Development Co.[a]	—	[c]	886,166		73,411,852
OFI Liquid Assets Fund, LLC	485,060,725		219,182	[d]	—
Oppenheimer Institutional Money Market Fund, Cl. E	385,207,278		14,739,593		—
Realtek Semiconductor Corp.	47,834,436		1,774,876		—
SARE Holding SA de CV, Cl. B	27,137,464		—		—
SINA Corp.	155,644,528		—		—
S-OIL Corp., Preference	11,603,383		1,290,450		(14,262)
TMB Bank Public Co. Ltd.	—		—		(43,893,477)
Varitronix International Ltd.	10,361,284		1,126,499		(79,306)

	$1,122,849,098		$22,778,282		$136,371,793

a.	No longer an affiliate as of August 31, 2008.

b.	All or a portion is the result of a corporate action.

c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

d.	Net of compensation to counterparties.

4.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

5.	Illiquid security. The aggregate value of illiquid securities as of August 31, 2008 was $9,788,690, which represents 0.11% of the Fund’s net assets. See Note 6 of accompanying Notes.

6.	Rate shown is the 7-day yield as of August 31, 2008.

7.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.

8.	Represents the current interest rate for a variable or increasing rate security.
Foreign Currency Exchange Contracts as of August 31, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)	Dates	Value	Appreciation	Depreciation

Hong Kong Dollar (HKD)	Sell	68,570HKD	9/2/08	$8,785,834	$—	$2,813
Hong Kong Dollar (HKD)	Buy	741HKD	9/2/08	94,926	30	—
Mexican Nuevo Peso (MXN)	Sell	640MXN	9/2/08	62,286	738	—
South African Rand (ZAR)	Sell	129,024ZAR	9/2/08-9/4/08	16,752,549	—	160,693
South African Rand (ZAR)	Buy	25,152ZAR	9/2/08-9/4/08	3,265,687	30,151	—

Total unrealized appreciation and depreciation					$30,919	$163,506

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Brazil	$1,382,285,264	14.2%
India	1,204,282,249	12.4
Taiwan	971,403,727	10.0
United States	889,328,717	9.1
F6 | OPPENHEIMER DEVELOPING MARKETS FUND

Geographic Holdings	Value	Percent

Mexico	$799,461,247	8.2%
Turkey	657,521,888	6.7
Russia	524,726,261	5.4
South Africa	481,163,245	4.9
Hong Kong	470,734,995	4.8
China	388,696,344	4.0
Egypt	376,725,530	3.9
United Kingdom	367,074,446	3.8
Indonesia	285,302,682	2.9
Korea, Republic of South	212,763,477	2.2
Cayman Islands	209,959,105	2.2
Chile	209,635,385	2.1
Philippines	139,743,003	1.4
Norway	40,278,366	0.4
Portugal	40,020,396	0.4
Luxembourg	36,986,847	0.4
France	27,135,242	0.3
Thailand	12,427,494	0.1
Bermuda	10,361,284	0.1
Lebanon	8,432,850	0.1
Argentina	2,249,904	0.0

Total	$9,748,699,948	100.0%

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,641,388,570)	$8,625,850,850
Affiliated companies (cost $1,150,282,660)	1,122,849,098

9,748,699,948

Cash	15,599,207

Cash—foreign currencies (cost $56,322,152)	56,503,672

Unrealized appreciation on foreign currency exchange contracts	30,919

Receivables and other assets:
Investments sold	76,413,022
Shares of beneficial interest sold	14,126,534
Interest and dividends	13,951,810
Other	1,913,463

Total assets	9,927,238,575

Liabilities
Return of collateral for securities loaned	497,061,389

Unrealized depreciation on foreign currency exchange contracts	163,506

Payables and other liabilities:
Investments purchased	86,863,394
Shares of beneficial interest redeemed	22,670,248
Distribution and service plan fees	3,363,669
Transfer and shareholder servicing agent fees	1,236,057
Trustees’ compensation	1,077,884
Shareholder communications	446,187
Other	1,242,752

Total liabilities	614,125,086

Net Assets	$9,313,113,489

Composition of Net Assets
Paid-in capital	$6,774,647,143

Accumulated net investment income	24,847,750

Accumulated net realized gain on investments and foreign currency transactions	1,554,977,608

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	958,640,988

Net Assets	$9,313,113,489

F8 | OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,109,601,155 and 172,844,879 shares of beneficial interest outstanding)	$41.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$43.64

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $235,659,201 and 5,810,036 shares of beneficial interest outstanding)	$40.56

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $923,114,880 and 23,130,350 shares of beneficial interest outstanding)	$39.91

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $282,921,307 and 7,036,484 shares of beneficial interest outstanding)	$40.21

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $761,816,946 and 18,497,478 shares of beneficial interest outstanding)	$41.18
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,112,718)	$247,763,336
Affiliated companies (net of foreign withholding taxes of $763,908)	22,559,100

Interest (net of foreign withholding taxes of $2,536)	100,782

Income from investment of securities lending cash collateral, net:
Unaffiliated companies	736,342
Affiliated companies	219,182

Other income	6,712

Total investment income	271,385,454

Expenses
Management fees	93,224,650

Distribution and service plan fees:
Class A	20,928,308
Class B	3,067,587
Class C	11,257,849
Class N	1,821,173

Transfer and shareholder servicing agent fees:
Class A	11,442,894
Class B	368,034
Class C	1,045,527
Class N	1,096,697
Class Y	392,539

Shareholder communications:
Class A	516,598
Class B	51,323
Class C	96,667
Class N	6,892
Class Y	27,831

Custodian fees and expenses	5,473,892

Trustees’ compensation	405,363

Other	309,720

Total expenses	151,533,544
Less reduction to custodian expenses	(15,761)
Less waivers and reimbursements of expenses	(391,777)

Net expenses	151,126,006

Net Investment Income	120,259,448
F10 | OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments:
Unaffiliated companies (net of foreign capital gains tax of $7,372,277)	$1,912,203,077
Affiliated companies	136,371,793
Foreign currency transactions	195,906,589

Net realized gain	2,244,481,459

Net change in unrealized depreciation on:
Investments	(2,599,202,580)
Translation of assets and liabilities denominated in foreign currencies	(89,875,873)

Net change in unrealized appreciation	(2,689,078,453)

Net Decrease in Net Assets Resulting from Operations	$(324,337,546)

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2008	2007

Operations
Net investment income	$120,259,448	$73,212,851

Net realized gain	2,244,481,459	1,340,466,943

Net change in unrealized appreciation	(2,689,078,453)	1,951,005,385

Net increase (decrease) in net assets resulting from operations	(324,337,546)	3,364,685,179

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(79,214,871)	(91,729,881)
Class B	(227,016)	(1,271,892)
Class C	(2,176,582)	(5,634,397)
Class N	(1,981,744)	(2,431,388)
Class Y	(7,685,979)	(5,754,891)

	(91,286,192)	(106,822,449)

Distributions from net realized gain:
Class A	(1,098,606,595)	(662,869,007)
Class B	(40,293,935)	(27,902,118)
Class C	(146,138,131)	(90,276,006)
Class N	(46,220,737)	(23,518,435)
Class Y	(77,571,100)	(31,274,753)

	(1,408,830,498)	(835,840,319)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(67,630,850)	(423,168,905)
Class B	(47,959,319)	(56,410,264)
Class C	(16,870,992)	(68,910,009)
Class N	13,542,058	25,932,366
Class Y	374,605,873	120,000,866

	255,686,770	(402,555,946)

Net Assets
Total increase (decrease)	(1,568,767,466)	2,019,466,465

Beginning of period	10,881,880,955	8,862,414,490

End of period (including accumulated net investment income (loss) of $24,847,750 and $(6,833,167), respectively)	$9,313,113,489	$10,881,880,955

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2008	2007	2006	2005		2004

Per Share Operating Data
Net asset value, beginning of period	$48.37	$38.23	$31.11	$21.09		$16.92

Income (loss) from investment operations:
Net investment income	.55 [1]	.35 [1]	.42 [1]	.55	[1]	.48
Net realized and unrealized gain (loss)	(1.11)	13.94	8.26	9.97		4.31

Total from investment operations	(.56)	14.29	8.68	10.52		4.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.50)	(.45)	(.37)		(.62)
Distributions from net realized gain	(6.23)	(3.65)	(1.11)	(.13)		—

Total dividends and/or distributions to shareholders	(6.68)	(4.15)	(1.56)	(.50)		(.62)

Net asset value, end of period	$41.13	$48.37	$38.23	$31.11		$21.09

Total Return, at Net Asset Value[2]	(3.59)%	39.63%	28.41%	50.42%		28.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,109,601	$8,577,017	$7,069,819	$4,104,558		$1,549,854

Average net assets (in thousands)	$8,667,934	$8,202,261	$6,540,507	$2,739,224		$1,145,452

Ratios to average net assets:[3]
Net investment income	1.16%	0.80%	1.11%	2.01%		1.64%
Total expenses	1.27%[4,5,6]	1.32%[4,5,6]	1.37%[6]	1.43	% [6]	1.52%[6]

Portfolio turnover rate	51%	40%	65%	28%		15%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.27%
Year Ended August 31, 2007	1.32%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2008		2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$47.75		$37.75	$30.78	$20.87	$16.79

Income (loss) from investment operations:
Net investment income	.17	[1]	.02 [1]	.11 [1]	.31 [1]	.12
Net realized and unrealized gain (loss)	(1.09)		13.80	8.21	9.88	4.46

Total from investment operations	(.92)		13.82	8.32	10.19	4.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)		(.17)	(.24)	(.15)	(.50)
Distributions from net realized gain	(6.23)		(3.65)	(1.11)	(.13)	—

Total dividends and/or distributions to shareholders	(6.27)		(3.82)	(1.35)	(.28)	(.50)
Net asset value, end of period	$40.56		$47.75	$37.75	$30.78	$20.87

Total Return, at Net Asset Value[2]	(4.30)%		38.62%	27.44%	49.14%	27.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$235,659		$329,278	$308,973	$222,723	$119,749

Average net assets (in thousands)	$307,320		$327,758	$313,463	$169,763	$117,271
Ratios to average net assets:[3]
Net investment income	0.35%		0.04%	0.30%	1.15%	0.61%
Total expenses	2.02	% [4,5,6]	2.06%[4,5,6]	2.14%[6]	2.24%[6]	2.41%[6]
Portfolio turnover rate	51%		40%	65%	28%	15%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	2.02%
Year Ended August 31, 2007	2.06%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER DEVELOPING MARKETS FUND

Class C Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$47.11	$37.33	$30.49	$20.70	$16.67
Income (loss) from investment operations:
Net investment income	.20 [1]	.04 [1]	.15 [1]	.34 [1]	.31
Net realized and unrealized gain (loss)	(1.08)	13.62	8.10	9.79	4.25

Total from investment operations	(.88)	13.66	8.25	10.13	4.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.23)	(.30)	(.21)	(.53)
Distributions from net realized gain	(6.23)	(3.65)	(1.11)	(.13)	—

Total dividends and/or distributions to shareholders	(6.32)	(3.88)	(1.41)	(.34)	(.53)
Net asset value, end of period	$39.91	$47.11	$37.33	$30.49	$20.70

Total Return, at Net Asset Value[2]	(4.28)%	38.67%	27.50%	49.29%	27.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$923,115	$1,124,129	$945,369	$450,012	$175,025
Average net assets (in thousands)	$1,126,359	$1,072,232	$832,650	$294,791	$145,460
Ratios to average net assets:[3] Net investment income	0.43%	0.09%	0.42%	1.28%	0.83%
Total expenses	1.99%[4,5,6]	2.03%[4,5,6]	2.09%[6]	2.17%[6]	2.31%[6]
Portfolio turnover rate	51%	40%	65%	28%	15%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.99%
Year Ended August 31, 2007	2.03%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2008		2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$47.44		$37.59	$30.67	$20.84	$16.77
Income (loss) from investment operations:
Net investment income	.36	[1]	.17 [1]	.30 [1]	.45 [1]	.45
Net realized and unrealized gain (loss)	(1.09)		13.71	8.12	9.83	4.22

Total from investment operations	(.73)		13.88	8.42	10.28	4.67
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)		(.38)	(.39)	(.32)	(.60)
Distributions from net realized gain	(6.23)		(3.65)	(1.11)	(.13)	—

Total dividends and/or distributions to shareholders	(6.50)		(4.03)	(1.50)	(.45)	(.60)
Net asset value, end of period	$40.21		$47.44	$37.59	$30.67	$20.84

Total Return, at Net Asset Value[2]	(3.98)%		39.09%	27.93%	49.84%	28.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$282,921		$333,271	$240,673	$98,236	$26,110
Average net assets (in thousands)	$365,943		$294,086	$194,085	$57,727	$18,770
Ratios to average net assets:[3]
Net investment income	0.77%		0.40%	0.81%	1.67%	1.31%
Total expenses	1.69	% [4]	1.75%[4]	1.75%	1.82%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%		1.74%	1.73%	1.80%	1.88%
Portfolio turnover rate	51%		40%	65%	28%	15%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.69%
Year Ended August 31, 2007	1.75%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER DEVELOPING MARKETS FUND

Class Y Year Ended August 31,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$48.43	$38.28	$32.15
Income (loss) from investment operations:
Net investment income[2]	.76	.54	.65
Net realized and unrealized gain (loss)	(1.16)	13.93	7.15

Total from investment operations	(.40)	14.47	7.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.67)	(.56)
Distributions from net realized gain	(6.23)	(3.65)	(1.11)

Total dividends and/or distributions to shareholders	(6.85)	(4.32)	(1.67)
Net asset value, end of period	$41.18	$48.43	$38.28

Total Return, at Net Asset Value[3]	(3.29)%	40.17%	24.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$761,817	$518,186	$297,580
Average net assets (in thousands)	$699,864	$416,051	$159,042
Ratios to average net assets:[4]
Net investment income	1.63%	1.24%	1.76%
Total expenses[5]	0.95%[6,7]	0.94%[6,7]	0.97%
Portfolio turnover rate	51%	40%	65%

1.	For the period from September 7, 2005 (inception of offering) to August 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5	. Reduction to custodian expenses less than 0.005%.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	0.95%
Year Ended August 31, 2007	0.94%

7.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to aggressively seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between
F18 | OPPENHEIMER DEVELOPING MARKETS FUND

the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F19 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F20 | OPPENHEIMER DEVELOPING MARKETS FUND

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$163,783,994	$1,512,017,847	$1,210,919	$864,912,667

1.	The Fund had $1,210,919 of post-October foreign currency losses which were deferred.

2.	During the fiscal year ended August 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended August 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Gain
Paid-in Capital	Income	on Investments[4]

$270,655,994	$2,707,661	$273,363,655

4.	$275,747,970, including $265,517,605 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

Distributions paid from:
Ordinary income	$342,968,395	$300,644,293
Long-term capital gain	1,157,148,295	642,018,475

Total	$1,500,116,690	$942,662,768

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
F21 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Federal tax cost of securities	$8,885,529,355
Federal tax cost of other investments	34,084,877

Total federal tax cost	$8,919,614,232

Gross unrealized appreciation	$1,603,740,965
Gross unrealized depreciation	(738,828,298)

Net unrealized appreciation	$864,912,667

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$162,837
Payments Made to Retired Trustees	67,434
Accumulated Liability as of August 31, 2008	723,141
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
F22 | OPPENHEIMER DEVELOPING MARKETS FUND

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F23 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	34,514,079	$1,672,219,729	46,697,263	$2,015,064,608
Dividends and/or distributions reinvested	21,030,820	1,049,017,246	16,292,750	653,176,233
Redeemed	(60,016,447)	(2,788,867,825)[1]	(70,617,013)	(3,091,409,746)[2]

Net decrease	(4,471,548)	$(67,630,850)	(7,627,000)	$(423,168,905)

Class B
Sold	522,922	$25,310,402	624,692	$26,617,437
Dividends and/or distributions reinvested	724,254	35,813,998	643,692	25,612,492
Redeemed	(2,332,436)	(109,083,719)[1]	(2,557,722)	(108,640,193)[2]

Net decrease	(1,085,260)	$(47,959,319)	(1,289,338)	$(56,410,264)

Class C
Sold	3,402,365	$161,493,718	3,707,583	$156,195,935
Dividends and/or distributions reinvested	2,258,768	109,866,470	1,810,985	71,063,055
Redeemed	(6,394,046)	(288,231,180)[1]	(6,981,687)	(296,168,999)[2]

Net decrease	(732,913)	$(16,870,992)	(1,463,119)	$(68,910,009)

Class N
Sold	3,047,969	$146,857,982	2,948,586	$125,871,671
Dividends and/or distributions reinvested	931,343	45,544,360	626,895	24,724,750
Redeemed	(3,968,598)	(178,860,284)[1]	(2,951,500)	(124,664,055)[2]

Net increase	10,714	$13,542,058	623,981	$25,932,366

Class Y
Sold	10,630,241	$500,281,036	7,627,146	$338,406,654
Dividends and/or distributions reinvested	1,462,433	72,858,430	753,234	30,151,953
Redeemed	(4,295,571)	(198,533,593)[1]	(5,454,647)	(248,557,741)[2]

Net increase	7,797,103	$374,605,873	2,925,733	$120,000,866

1.	Net of redemption fees of $242,307, $8,591, $31,487, $19,564 and $10,230 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $95,545, $3,818, $12,490, $3,426 and $4,846 for Class A, Class B, Class C, Class N and Class Y, respectively.
F24 | OPPENHEIMER DEVELOPING MARKETS FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$5,503,825,591	$6,428,548,195
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Over $10 billion	0.75
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2008, the Fund paid $14,439,230 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F25 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class C and Class N shares were $8,818,702 and $2,902,566, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2008	$644,799	$115,664	$399,531	$149,531	$675
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2008, OFS waived $18,768 for Class N shares. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2008, the Manager waived $373,009 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or
F26 | OPPENHEIMER DEVELOPING MARKETS FUND

pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of August 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2008, the Fund had on loan securities valued at $480,916,214. Collateral of $497,061,389 was received for the loans, all of which was subsequently invested in approved instruments.
8. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies
F27 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Recent Accounting Pronouncements Continued
to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F28 | OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 15, 2008
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F30 | OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $5.1154 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2008 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $241,386,880 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2008, $60,364 or 0.07% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $107,050,960 or 42.53% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $29,531,319 of foreign income taxes paid by the Fund during the fiscal year ended August 31, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $162,493,900 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale
24 | OPPENHEIMER DEVELOPING MARKETS FUND

of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz the portfolio manager for the Fund, and the Manager’s Global investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load emerging markets funds advised by other investment advisers. The Board noted that the Fund’s five-year and ten-year performance were better than its peer group median although its one-year, and three-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other emerging markets funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.
25 | OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (finan- cial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER DEVELOPING MARKETS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Galli, Trustee (since 1996) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1996) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President and Portfolio Manager (since 2007) Age: 40	Vice President of the Manager (since July 2004); Senior Analyst of Oppenheimer Global Fund and the Manager’s International Equity Team (since July 2004); a Chartered Financial Analyst. Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER DEVELOPING MARKETS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian W. Wixted, Treasurer and Principal Financial & Accounting Office (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
32 | OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $34,200 in fiscal 2008 and $33,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $243,390 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services relating to FAS 123R and audit of capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $29,308 in fiscal 2008 and no such fees in fiscal 2007 to the registrant.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $1,536 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Venezuelan and Indian tax filings and preparation of form 5500.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $279,308 in fiscal 2008 and $244,926 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a)	Not applicable.

b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Developing Markets Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	10/13/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	10/13/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/13/2008